The Company and key events	6 Months Ended
Jun. 30, 2025
Company Information [Abstract]
The Company and key events	The Company and key eventsThe company
Innate Pharma SA (the “Company” and, with its subsidiary, referred to as the “Group”), is a global, clinical-stage biotechnology company developing immunotherapies for cancer patients. Its innovative approach aims to harness the innate immune system through three therapeutic approaches: multi-specific NK Cell Engagers via its ANKET® (Antibody-based NK cell Engager Therapeutics) proprietary platform and Antibody Drug Conjugates (ADC) and monoclonal antibodies (mAbs).
Innate’s portfolio includes several ANKET® drug candidates to address multiple tumor types as well as IPH4502, a differentiated ADC in development in solid tumors. In addition, anti-KIR3DL2 mAb lacutamab is developed in advanced form of cutaneous T cell lymphomas and peripheral T cell lymphomas, and anti-NKG2A mAb monalizumab is developed with AstraZeneca in non-small cell lung cancer.
Innate Pharma is a trusted partner to biopharmaceutical companies such as Sanofi and AstraZeneca, as well as leading research institutions, to accelerate innovation, research and development for the benefit of patients.
Since its creation, the Company has suffered losses due to its research and development ("R&D") activities. The first half of 2025 generated a net loss of 21,344 thousand euros. As of June 30, 2025, shareholders' equity amounted to 5,144 thousand euros. Subject to receiving new milestone payments related to its collaboration agreements, the Company expects to incur additional losses until, if necessary, it can generate significant revenues from its drug candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future drug candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments and debt financing.
The activity of the Company is not subject to seasonal effects.
As of June 30, 2025, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009. This subsidiary is fully consolidated.
Innate Pharma is based in Marseille, France and listed on Euronext in Paris and Nasdaq in the United States, and had 174 full time equivalent employees as of June 30, 2025.
Key events for the six-month period ended June 30, 2025
•On January 27, 2025, the Company announced the first patient was dosed in its Phase 1 study (NCT06781983), investigating the safety and tolerability of IPH4502, an innovative Antibody-Drug Conjugate (ADC), in patients with advanced solid tumors known to express Nectin-4. The Phase 1, open-label, multi-center study, includes a Part 1 Dose Escalation and a Part 2 Dose Optimization, and will assess the safety, tolerability, and preliminary efficacy of IPH4502 as a single agent in advanced solid tumors known to express Nectin-4, including but not limited to urothelial carcinoma, non-small cell lung, breast, ovarian, gastric, esophageal, and colorectal cancers. The study plans to enroll approximately 105. patients.

•On February 3, 2025, Mr. Arvind Sood resigned from his position as member of the Executive Board and left the Company on February 27, 2025; until that date he remained EVP, President U.S. Operations. The position of Vice President, President of U.S. Operations is not contemplated to be filled at this time.

•On February 17, 2025, the Company announced that the U.S. Food and Drug Administration (FDA) granted Breakthrough Therapy Designation (BTD) to lacutamab, an anti-KIR3DL2 cytotoxicity-inducing antibody, for the treatment of adult patients with relapsed or refractory (r/r) Sézary syndrome (SS) after at least two prior systemic therapies including mogamulizumab.

•On April 16, 2025, the Company announced that it plans to ask to the next General Meeting to be held on May 22, 2025 to transform into a société anonyme with a Board of Directors ("conseil d'administration"). This transformation is part of a strategic move to simplify and align Innate's corporate governance with international standards.

•On April 23, 2025, the Company announced review of their January 2016 Research Collaboration and License Agreement (the “2016 Agreement”) with Sanofi:
◦as previously disclosed and in alignment with its current strategic priorities, Sanofi will opt to pursue the development of SAR’514/IPH6401 (BCMA ANKET®) in autoimmune indications;
◦in alignment with both company's current strategic priorities, Sanofi and Innate agreed to terminate the 2016 Agreement as it relates to SAR’579/IPH6101 (CD123 ANKET); Innate will regain its rights on SAR’579/IPH6101 (CD123 ANKET) on July 1, 2025;
◦as part of these discussions, Sanofi and Innate agreed to a potential investment by Sanofi of up to €15,000,000 in new shares of Innate.

◦On April 24, 2025, the Company announced that, given the satisfactory market conditions, Sanofi has agreed to subscribe to 8,345,387 new ordinary shares of Innate, at a price of €1.7974 per share, representing a total capital increase of €14,999,998.59 (€417,269.35 in nominal amount and €14,582,729.24 of issue premium). As a result, the Company’s share capital was increased to €4,609,489.90, divided into 92,175,723 ordinary shares, 6,494 2016 preferred shares, and 7,581 2017 preferred shares. The tables below set out the Company’s shareholding, based on the information available to Innate as of the date of this report, before and after the closing of the capital increase:

Before closing

Shareholder	Nb of Shares[1]	%	Nb of voting rights[2]	%
Novo Nordisk A/S	9,817,546	11.71%	9,817,546	11.60%
Medimmune Limited	7,485,500	8.93%	7,485,500	8.85%
Bpifrance Participations	6,389,406	7.62%	6,389,406	7.55%
Members of the Executive Board, Supervisory Board and Leadership Team	846,944	1.01%	911,444	1.08%
Treasury shares	18,575	0.02%	0	—%
Public	59,286,440	70.71%	59,995,085	70.92%
Total	83,844,411	100.00%	84,598,981	100.00%
After closing

Shareholder	Nb of Shares[1]*	%	Nb of voting rights[2]	%
Novo Nordisk A/S	9,817,546	10.65%	9,817,546	10.56%
Sanofi-Aventis Participations	8,345,387	9.05%	8,345,387	8.98%
Medimmune Limited	7,485,500	8.12%	7,485,500	8.05%
Bpifrance Participations	6,389,406	6.93%	6,389,406	6.87%
Members of the Executive Board, Supervisory Board and Leadership Team	846,944	0.92%	911,444	0.98%
Treasury shares	18,575	0.02%	0	—%
Public	59,286,440	64.31%	59,995,085	64.55%
Total	92,189,798	100.00%	92,944,368	100.00%

[1] Ordinary shares includes ordinary shares plus ordinary shares pursuant to the 2016 and 2017 free preference shares.

◦On May 23, 2025, the Company announced the voting results of its shareholders at the Annual General Meeting (“AGM”), which took place on May 22, 2025, in Marseille. All resolutions were voted. Following the approval of its shareholders at the Annual General Meeting held on May 22, 2025, the Company has transitioned from an Executive Board and Supervisory Board corporate governance structure to a Board of Directors (“conseil d’administration”) structure with a Chief Executive Officer.

New Governance Structure

The newly appointed Board of Directors is comprised of the following members:
- Mrs. Irina Staatz-Granzer ;
- Mr. Jonathan Dickinson ;
- Mrs. Véronique Chabernaud;
- Mrs. Pascale Boissel;
- Mrs. Sally Bennett;
- Mr. Christian Itin;
- Mr. Marty J. Duvall;
- Bpifrance Participations, represented by Mr. Olivier Martinez.
The Board of Directors then decided, on May 22, 2025, following the Annual General Meeting, to separate the functions of Chairman of the Board and Chief Executive Officer and appointed Mrs. Irina Staatz Granz as Chair of the Board and Mr Jonathan Dickinson as Chief Executive Officer.